Exhibit 10.30

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 21

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 29th day of June 2012, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft); and

WHEREAS, Customer desires to cancel four (4) Block B Aircraft as shown in the Table below:

Manufacturer’s Serial Number	Existing Delivery Date
40677	[*]
40678	[*]
40680	[*]
40681	[*]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the

Purchase Agreement as follows:

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	1	SA 21

BOEING PROPRIETARY

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 21.

2.	The following four (4) Block B Aircraft are hereby cancelled, and neither Boeing nor Customer shall have any further obligation with respect thereto except as set forth herein:

Manufacturer’s Serial Number	Existing Delivery Date
40677	[*]
40678	[*]
40680	[*]
40681	[*]

3.	Remove and replace, in its entirety, Table 1-B with a revised Table 1-B, attached hereto, to reflect the change in quantity of the Aircraft.

4.	As a result of the changes incorporated in this Supplemental Agreement No. 21, excess advance payments in the amount of [*] are currently held by Boeing. Customer and Boeing agree that [*].

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM
Its:	Attorney-In-Fact	Its:	Vice President

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	2	SA 21

BOEING PROPRIETARY

TABLE OF CONTENTS

		SA NUMBER

ARTICLES
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE
1.	Aircraft Information Table	15
1A	Block B [*] Aircraft Information Table	20
1B	Block B [*] Aircraft Information Table	21
1C	Block C Aircraft Information Table	13
1C1	Block C Aircraft Information Table (MSN 39285)	11
1C2	Block C Aircraft Information Table	20
1D	Block D Aircraft Information Table	20

EXHIBIT
A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	3	SA 21

BOEING PROPRIETARY

		SA
		NUMBER
LETTER AGREEMENT
3157-01	777 Spare Parts Initial Provisioning
3157-02	Demonstration Flight Waiver
6-1162-RCN-1785	[*]
6-1162-RCN-1789	Option Aircraft	Exercised
	Attachment to Letter 6-1162-RCN-1789	in SA # 4
6-1162-RCN-1790	Special Matters
6-1162-RCN-1791	Performance Guarantees	4
6-1162-RCN-1792	Liquidated Damages Non-Excusable
	Delay
6-1162-RCN-1793	Open Configuration Matters
6-1162-RCN-1795	AGTA Amended Articles
6-1162-RCN-1796	777 First-Look Inspection Program
6-1162-RCN-1797	Licensing and Customer Supplemental Type
	Certificates
6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4
6-1162-RCN-1799	[*]
6-1162-RRO-1062	Option Aircraft	4
	Attachment to Letter 6-1162-RRO-1062	20
6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4
6-1162-RRO-1066R1	Special Matters for Block B Aircraft	4
6-1162-RRO-1067	Special Matters for Option Aircraft detailed in	4
	Letter Agreement 6-1162-RRO-1062
6-1162-RRO-1068	Special Provision – Block B Aircraft	4
FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20
FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19
6-1162-RRO-1144R7	[*]	20
6-1162-SCR-137	777F Miscellaneous Matters	20

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	4	SA 21

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	May 12, 2008
Supplemental Agreement No. 2	July 14, 2008
Supplemental Agreement No. 3	December 15, 2008
Supplemental Agreement No. 4	January 9, 2009
Supplemental Agreement No. 5	January 11, 2010
Supplemental Agreement No. 6	March 17, 2010
Supplemental Agreement No. 7	March 17, 2010
Supplemental Agreement No. 8	April 30, 2010
Supplemental Agreement No. 9	June 18, 2010
Supplemental Agreement No. 10	June 18, 2010
Supplemental Agreement No. 11	August 19, 2010
Supplemental Agreement No. 12	September 3, 2010
Supplemental Agreement No. 13	August 27, 2010
Supplemental Agreement No. 14	October 25, 2010
Supplemental Agreement No. 15	October 29, 2010
Supplemental Agreement No. 16	January 31, 2011
Supplemental Agreement No. 17	February 14, 2011
Supplemental Agreement No. 18	March 31, 2011
Supplemental Agreement No. 19	October 27, 2011
Supplemental Agreement No. 20	December 14, 2011
Supplemental Agreement No. 21	June 29, 2012

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

P.A. No. 3157	5	SA 21

BOEING PROPRIETARY